                                                                    EXHIBIT 10.3
                         CONTRIBUTION AGREEMENT


                              By and Among

                      BELCREST REALTY CORPORATION
                   AND BELAIR REAL ESTATE CORPORATION


                                   and

                NATIONAL GOLF OPERATING PARTNERSHIP, L.P.
                                   and
                    NATIONAL GOLF PROPERTIES, INC.



                      Dated: As of July 28, 1999

                          CONTRIBUTION AGREEMENT

                  Contribution Agreement (this "Agreement") made as of the 28th day of July, 1999 ("Agreement Date"), by and between BELCREST REALTY CORPORATION, a Delaware corporation and BELAIR REAL ESTATE CORPORATION, a Delaware corporation (the "Contributors"), and NATIONAL GOLF OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the "Operating Partnership") and NATIONAL GOLF PROPERTIES, INC., a Maryland corporation (the "Company").


                                WITNESSETH:

                  WHEREAS,   Contributors  desire  to  contribute  to  Operating
Partnership cash in return for Preference Units in Operating Partnership on the terms and conditions herein set forth.

                  NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                  1. Definitions. For purposes of this Agreement, the following terms shall have the meanings set forth below:

                  "Affiliate" means with respect to any Person, any other Person controlled by, controlling or under common control with such Person. For purposes hereof, "control" shall include the power to direct the actions of a Person, regardless of whether the same shall involve an ownership interest in such Person.

                  "Agreement" has the meaning set forth in the initial paragraph hereof.

                  "Agreement Date" has the meaning set forth in the initial paragraph hereof.

                  "Agreement of Limited Partnership" means the Third Amended and Restated Agreement of Limited Partnership of Operating Partnership, dated as of July 28, 1999 in the form attached hereto as Exhibit A, as further amended from time to time.

                  "Articles Supplementary" means the Articles Supplementary of the Company substantially in the form attached hereto as Exhibit B.

                  "Belair" means Belair Real Estate Corporation.

                  "Belcrest" means Belcrest Realty Corporation.

                  "Broker" has the meaning set forth in Paragraph 10.

                  "Bylaws" means the Bylaws of the Company, as amended from time to time.

                  "Charter" means the Articles of Incorporation of the Company, as amended and restated from time to time, including, as supplemented by the Articles Supplementary.

                  "Closing" has the meaning set forth in Paragraph 6(a).

                  "Code" means the Internal Revenue Code of 1986, as amended.

                  "Company" has the meaning set forth in the initial paragraph hereof.

                  "Contribution Amount" means $35,000,000, such amount to be contributed severally $15,000,000 by Belair and $20,000,000 by Belcrest.

                  "Contributors" has the meaning set forth in the initial paragraph hereof.

                  "Contributors' Closing Documents" has the meaning set forth in Paragraph 6(c).

                  "ERISA" means the Employee Retirement Income Securities Act of 1974, as amended.

                  "Exchange Date" means, with respect to any Preferred Unit, the date on which the exchange of such Preferred Unit for a Preferred Share shall occur in accordance with the Agreement of Limited Partnership.

                  "GAAP"  means   generally   accepted   accounting   principles
consistently applied.

                  "Governing Documents" means, with respect to (i) a limited partnership, such limited partnership's certificate of limited partnership and the agreement of limited partnership, and any amendments or modifications of any of the foregoing; (ii) a corporation, such corporation's articles or certificate of incorporation, by-laws and any applicable authorizing resolutions, and any amendments or modifications of any of the foregoing; (iii) a limited liability company, such limited liability company's articles or certificate of organization, by-laws and operating agreement or agreement of limited liability company, and any amendments or modifications of any of the foregoing; and (iv) a trust, such trust's declaration of trust and by-laws and any amendments or modifications of any of the foregoing.

                 "Manager" means Boston Management and Research, a Massachusetts business trust.

                  "Operating Partnership's Closing Documents" has the meaning set forth in Paragraph 6(b).

                  "Parity Preferred Shares" has the meaning ascribed to such term in the Articles Supplementary.

                  "Partner" has the meaning ascribed to such term in the Agreement of Limited Partnership.

                  "Person" means a natural person, partnership (whether general or limited), trust, estate, association, corporation, limited liability company, unincorporated organization, custodian, nominee or any other individual or entity in its own or representative capacity.

                  "Preference   Units"  means  the  9.30%  Series  B  Cumulative
Redeemable Preferred Units more fully described in the Amendment.

                  "Preferred   Shares"  means  the  9.30%  Series  B  Cumulative
Redeemable Preferred Stock of the Company more fully described in the Articles Supplementary.

                  "Price Ownership" means the actual and "constructive" (as determined for purposes of the real estate investment trust income requirements) ownership of interests in the Operating Partnership and American Golf Corporation (a significant tenant of the Operating Partnership) by David Price and Dallas Price, and by members of their family, which ownership would cause the rent received by the Operating Partnership, if the Operating Partnership were a REIT (as defined below), to fail to satisfy the income requirements of
Section 856 of the Code.

                  "PTP" means a Apublicly traded partnership" within the meaning of Section 7704 of the Code.

                  "Registration Rights Agreement" has the meaning set forth in Paragraph 6(b)(iv) hereof.

                  "REIT" has the meaning set forth in Paragraph 8(g) hereof.

                  "Securities Act" means the Securities Act of 1933, as amended.

                  "Subsidiary" means with respect to any Person, any corporation, partnership, limited liability company, joint venture or other entity of which a majority of (i) voting power of the voting equity securities or (ii) the outstanding equity interests, is owned, directly or indirectly, by such Person.

                  "US$" means United States dollars, lawful money of the United States of America.

                  2. Contribution of Cash. Subject to the terms and provisions of this Agreement, Belcrest and Belair each hereby agrees to contribute to Operating Partnership the

Contribution Amount on the date of the Closing in consideration for Preference Units in Operating Partnership. Subject to the terms and provisions of this Agreement, Operating Partnership hereby agrees to accept the Contribution Amount and to issue to Contributors 800,000 and 600,000, respectively, Preference Units in exchange therefor.

                  3. Conditions to Closing. (a) Conditions to Operating Partnership's and Company's Obligations. Operating Partnership's and Company's obligations under this Agreement to accept the Contribution Amount, provide Contributors with Preference Units and otherwise consummate the transactions contemplated herein are subject to the satisfaction (or waiver in writing by Operating Partnership and the Company) of the following conditions on or before the Closing:

                  (i) No Injunction. No temporary restraining order or preliminary or permanent injunction or any court or administrative agency of competent jurisdiction prohibiting the consummation of the transactions contemplated herein shall be in effect.

                  (ii) Accuracy of Representations and Warranties. The representations and warranties of Contributors contained in this Agreement shall be true and correct in all material respects on the date of the Closing with the same effect as though made on the date of the Closing.

                  (iii) Performance of Agreement. Each Contributor shall have performed, in all material respects, all of its respective covenants, agreements and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing, including, without limitation, delivery of the Contribution Amount.

                  (iv) Delivery of Closing Documents. Operating Partnership and Company shall have received the Contributors' Closing Documents.

                In the event that for any reason any of the conditions set forth in this Paragraph 3(a) or elsewhere in this Agreement are not satisfied or waived by Operating Partnership and Company at or prior to the Closing, at Operating Partnership's or Company's option, this Agreement shall be terminated and Operating Partnership, Company and Contributors shall be released from their obligations under this Agreement and none of Operating Partnership, Company or Contributors shall have any further liability hereunder.

                  (b) Conditions to Contributors' Obligations. Contributors' obligations under this Agreement to deliver the Contribution Amount and otherwise consummate the transactions contemplated herein are subject to the satisfaction (or waiver in writing by Contributors) of the following conditions on or before the Closing:

                  (i) No Injunction. No temporary restraining order or preliminary or permanent injunction or any court or administrative agency of competent jurisdiction prohibiting the consummation of the transactions contemplated herein shall be in effect.

                  (ii) Accuracy of Representations and Warranties. The representations and warranties of Operating Partnership and Company contained in this Agreement shall be true and correct in all material respects on the date of the Closing with the same effect as though made on the date of the Closing.

                  (iii) Performance of Agreement. Operating Partnership and Company shall have performed, in all material respects, all of their respective covenants, agreements and obligations required by this Agreement to be performed or complied with by it prior to or at the Closing.

                  (iv) Delivery of Closing Documents. Contributors shall have received the Operating Partnership's Closing Documents.

                  In the event that for any reason any of the conditions set forth in this Paragraph 3(b) or elsewhere in this Agreement are not satisfied or waived by Contributors at or prior to the Closing, at Contributors' option, this Agreement shall be terminated and Contributors, Operating Partnership and Company shall be released from their obligations under this Agreement and none of Contributors, Operating Partnership or Company shall have any further liability hereunder.

                  4. Covenants. (a) On the Exchange Date, Company shall issue Preferred Shares in Company in a number equal to the number of Preferred Shares into which the Preference Units are exchangeable pursuant to the terms of the Agreement of Limited Partnership. Upon consummation of such exchange in accordance with the terms of the Agreement of Limited Partnership, and issuance in accordance with the Charter, the Preferred Shares shall be validly issued, fully paid and non-assessable pursuant to the Articles Supplementary.

                  (b) Operating Partnership covenants to notify holders of Preference Units promptly in the event it anticipates or realizes either that
(i) the value of its assets constituting "stock and securities" within the meaning of Section 351(e)(1) of the Code will equal 10% or more of the value of the Operating Partnership's total assets or (ii) there is a material increase in such percentage of Operating Partnership's assets constituting "stock and securities" if immediately preceding such material increase the percentage of Operating Partnership's assets constituting "stock and securities" within the meaning of Section 351(e)(1) of the Code equaled 10% or more of the Operating Partnership's total assets.

                  (c) Company agrees that it will notify holders of Preference Units promptly in the event it becomes aware of any facts that it concludes will or likely will cause Operating Partnership to become a PTP on or after January 1, 2000.

                  (d) Through the end of 1999, Operating Partnership: (i) shall take all actions reasonably available to it under the Agreement of Limited Partnership as presently in effect to avoid treatment as a PTP; and (ii) shall not issue, or enter into binding agreements to issue, any Operating Partnership units to the extent such issuance would cause it to fail to satisfy the private placement safe harbor of Treasury Regulation Section 1.7704-1(h) (3) immediately after such issuance (taking into account any person treated as a partner under Treasury Regulation Section 1.7704-1(h)(3)) and substituting "60" for "100".

                  (e) Operating Partnership covenants that it shall deliver to holders of Preference Units the following:

                       (i) as soon as available, but in no event later than five business days following the date on which Company files its annual report in respect of a fiscal year on Form 10-K, or such other applicable form ("Form 10-K"), with the Securities and Exchange Commission (the "Commission") (or, in the event that Operating Partnership is required under rules and regulations promulgated by the Commission to file with the Commission a Form 10-K separate from Company's Form 10-K, five business days after the filing of such report by Operating Partnership with the Commission), a complete copy of Operating Partnership's financial statements for such fiscal year including a balance sheet, income statement and cash flow statement for such fiscal year in accordance with GAAP (except with respect to footnotes);

                      (ii) as soon as available, but in no event later than five business days following the date on which Company files its quarterly report in respect of a fiscal quarter on Form 10-Q, or such other applicable form ("Form 10-Q"), with the Commission (or, in the event the Operating Partnership is required under rules and regulations promulgated by the Commission to file with the Commission a Form 10-Q separate from Company's Form 10-Q, five business days after the filing of such report by Operating Partnership with the Commission), a complete copy of Operating Partnership's unaudited quarterly financial statements for such fiscal quarter including a balance sheet, income statement and cash flow statement for such fiscal quarter prepared in accordance with GAAP (except with respect to footnotes); and

                     (iii) on a quarterly basis, (as soon as possible, but in no event later than sixty (60) days following the end of each fiscal quarter of Operating Partnership and one hundred fifteen (115) days following the end of each fiscal year of Operating Partnership) a reasonable good faith written estimate of, together with reasonable supporting information of, (1) the percentage of the Operating Partnership's gross income that is derived from sources enumerated in Section 856(c)(2) and (3) (disregarding the Price Ownership), respectively, of the Code and (2) the percentage of the Operating Partnership's assets (by value) that are within the relevant categories of
Section 856(c)(4) of the Code.

                  (g) Provided that all other conditions to Operating Partnership's and Company's obligations set forth in this Agreement have been satisfied or properly waived, Operating Partnership covenants that it shall record Contributors as the holders of the Preference Units on its books and records and shall admit Contributors as limited partners to Operating Partnership on the Closing Date.

                  (h) Operating Partnership shall not issue any Preference Units to any Person other than Contributors and Company shall not issue any Preferred Shares to any Person other than a holder of Preference Units upon exchange of such Preference Units.

                  (i) So long as there shall be accrued and unpaid distributions in arrears with respect to the Preference Units, Company or Operating
Partnership shall not sell, exchange, dispose of or otherwise transfer any property of the Partnership contributed at the time of the closing of the initial public offering of the common shares in the Company prior to the end of the fifteenth (15th) year following the Effective Date (as defined in the Agreement of Limited Partnership) in a manner that requires distributions to be made to Common Limited Partners pursuant to Section 7.1.A(3) of the Agreement of Limited Partnership, unless (i) all such Common Limited Partners entitled to such distributions waive their right to receive such distributions in cash or by a promissory note pursuant to Section 7.1.A(3), or (ii) any such distributions in arrears with respect to the Preference Units are paid in full with the proceeds of such sale, exchange, disposition or transfer.

                  (j) Operating Partnership covenants and agrees to promptly provide notice to the Contributors and any Affiliate of a Contributor which holds Preference Units in the event that the Operating Partnership or the Company or any Affiliate thereof becomes aware of any fact that causes it to conclude that the Operating Partnership, disregarding the Price Ownership, would fail to satisfy the income and assets requirements of Section 856 of the Code if the Operating Partnership were a REIT.

                  (k) Through July 31, 2000, upon request of any Contributor, the Operating Partnership and the Company agree to deliver a certificate to each Contributor bringing down the representations and warranties made by the Operating Partnership and the Company in paragraphs 8(d), 8(e), 8(f) and 8(g) hereof, as to a date or dates requested by a Contributor (but not later than July 31, 2000) if and to the extent, after due inquiry, the Operating Partnership and the Company can make such representations and warranties as of such date.

                  The covenants set forth in this Paragraph 4 shall survive the Closing.

                  5. Transaction Costs. Except as otherwise specifically set forth herein, each of the parties hereto shall bear its own costs and expenses with respect to the transaction contemplated hereby.

                  6. Closing. (a) The closing of the transactions contemplated by this Agreement shall be consummated on July 28, 1999 (the "Closing").

                  (b) At the Closing, Operating Partnership and Company shall deliver to Contributors the following documents and the following other items (the documents and other items described in this Paragraph 6(b) being
collectively   referred  to  herein  as  the  "Operating   Partnership   Closing
Documents"):

                  (i) This Agreement duly executed and delivered by Operating Partnership and Company;

                  (ii) The Amendment, duly executed and delivered by all persons necessary to make such amendment binding on and enforceable against all Partners in Operating Partnership;

                  (iii) The Articles Supplementary of the Company, in the form set forth on Exhibit B duly executed and delivered by the Company and certified as filed in the State Department of Assessments and Taxation of Maryland.

                  (iv) The Registration Rights Agreement, substantially in the form set forth on Exhibit C, duly executed and delivered by Company;

                  (v) A Certificate of the Secretary of Company substantially in the form set forth on Exhibit D together with completed exhibits attached thereto, executed by the secretary of the Company and dated as of the date of the Closing;

                  (vi) Cross-Receipts, substantially in the form set forth on Exhibits E-1 and E-2; and

                (vii) An opinion of counsel to Company and Operating Partnership substantially in the form set forth on Exhibit F;

                  (viii) A Certificate representing the Preference Units for each Contributor.

                  (ix) A Written Consent of the existing limited partners in the Operating Partnership, substantially in the form set forth on Exhibit G;

                 (x) Those other closing documents required to be executed by it or as may be otherwise necessary or appropriate to consummate the transaction contemplated herein;

                  (c) At the Closing, Contributors shall deliver to Operating Partnership and Company the following documents and the following other items (the documents and other items described in this Paragraph 6(c) being collectively referred to herein as the "Contributors' Closing Documents"):

                (i) Counterparts of documents listed in Paragraph 6(b)(i), (ii),
(iv), and (vi), duly executed and delivered by Contributors.

                  (ii) Those other closing documents required to be executed by it or as may be otherwise necessary or appropriate to consummate the transaction contemplated hereby.

                  7. Representations and Warranties of Contributors. Contributors make the following representations and warranties to Operating Partnership and Company, all of which (except as otherwise designated) are true and correct in all material respects on the Agreement Date and shall be true and correct in all material respects as of the date of the Closing:

                  (a) Contributors are duly organized and validly existing under the laws of the state of their organization and have been duly authorized by all necessary and appropriate action to enter into this Agreement and to consummate the transactions contemplated herein. This Agreement is a valid and binding obligation of Contributors, enforceable against Contributors in accordance with its terms, except insofar enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

               (b) Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the Governing Documents of Contributors or (ii) any agreement, order, judgement, decree, arbitration award, statute, regulation or instrument to which Contributor is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, regulation or qualification of any governmental entity or any other person is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Contributors.

                  (c) Contributors acknowledge that the Preference Units have not been and will not be registered or qualified under the Securities Act or any state securities laws and are offered in reliance upon an exemption from registration under Regulation D of the Securities Act and similar state law exceptions. The Preference Units to be received by Contributors hereunder and any Preferred Shares acquired in exchange therefor shall be held by Contributors for investment purposes only for their own account, and not with a view to or for sale in connection with any distribution of the Preference Units or such Preferred Shares, and Contributors acknowledge that the Preference Units and Preferred Shares cannot be sold or otherwise disposed of by the holders thereof unless they are subsequently registered under the Securities Act or pursuant to an exemption therefrom; and the Preference Units may not be sold, assigned or otherwise transferred except in compliance with the Agreement of Limited Partnership. Contributors hereby acknowledge receipt of a copy of the Agreement of Limited Partnership, as amended to the date hereof, and represents that it has reviewed same and understands the provisions thereof which have a bearing on the representations made in this Paragraph 7(c).

                  (d) Contributors have no contract, understanding, agreement or arrangement with any person or entity to sell, transfer or grant a participation to such person or entity or any other person or entity, with respect to any or all of the Preference Units it will receive in accordance with the provisions hereof or any Preferred Shares to be acquired in exchange therefor.

                  (e) Each of the Contributors is an "accredited investor" within the meaning of Regulation D under the Securities Act and has knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of receiving and owning the Preference Units and Contributors are able to bear the economic risk of such ownership and understands that an investment in Preference Units involves substantial risks.

                  (f) No part of the funds to be used by Contributor to purchase the Preference Units constitutes "plan assets", as defined in Department of Labor Regulation Section 2510.3-101 (29 C.F.R. 2510.3-101), of any "employee benefit plan", as defined in Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") or individual retirement account or plan which is subject to Section 4975 of the Code (collectively, a "Benefit Plan") or of any account or entity whose underlying assets constitute "plan assets" of a Benefit Plan by reason of the Benefit Plan's investment in the account or entity.

                  (g) In making this investment, Contributors are relying upon the advice of their own personal, legal and tax advisors with respect to the tax and other aspects of an investment in Operating Partnership.

                  (h) There has been made available to Contributors and its respective advisors the opportunity to ask questions of, and receive answers from, Operating Partnership and Company concerning the terms and conditions of the investment in the Preference Units, and to obtain Company's Registration Statements filed with the Securities and Exchange Commission on Form S-11 and S-3, the Agreement of Limited Partnership, and any additional information, to the extent that any of them possess such information, or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information given to it, or to otherwise make an informed investment decision, and that Contributors have had an opportunity to consult with counsel and other advisers about the investment in the Preference Units, and that all material documents, records and books pertaining to such investment have, on request, been made available to Contributors and their respective advisors. Contributors have reviewed Company's Registration Statement, referenced above, and any other documents filed by Company since January 1, 1997 in accordance with the requirements of the Securities Act of 1934, including any business plans or strategies of Company or of Operation Partnership set forth therein.

                  (i) None of Contributors or any of their advisors, including Merrill Lynch & Co., is aware of or has engaged in any form of general solicitation or advertising with respect to sales of the Preference Units, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or general advertising.

                  (j)   Contributors   shall   accept  an   interest  in  global
certificates representing the Preference Units with the following legends appearing thereon:

                  THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE OR INSTRUMENT MAY NOT BE TRANSFERRED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS SUCH TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION COMPLIES WITH THE PROVISIONS OF THE PARTNERSHIP AGREEMENT (A COPY OF WHICH IS ON FILE WITH THE OPERATING PARTNERSHIP). EXCEPT AS OTHERWISE PROVIDED IN THE PARTNERSHIP AGREEMENT, NO TRANSFER, SALE, ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION OF THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE MAY BE MADE EXCEPT (A) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR (B) IF THE OPERATING PARTNERSHIP HAS BEEN FURNISHED WITH A SATISFACTORY OPINION OF COUNSEL FOR THE HOLDER OF THE PARTNERSHIP UNITS REPRESENTED BY THIS CERTIFICATE OR OTHER EVIDENCE SATISFACTORY TO THE OPERATING PARTNERSHIP THAT SUCH TRANSFER, SALE ASSIGNMENT, PLEDGE, HYPOTHECATION OR OTHER DISPOSITION IS EXEMPT FROM THE
                  PROVISIONS OF SECTION 5 OF THE ACT AND THE RULES AND REGULATIONS IN EFFECT THEREUNDER.

                  (k) For such time as a Contributor holds an interest in the Operating Partnership, such Contributor will be treated for Federal income tax purposes as either a real estate investment trust or a C corporation (and not an S corporation or a division of another corporation, unless such other corporation complies with such covenant and agreement).

                  Contributors hereby expressly permit Ballard Spahr Andrews & Ingersoll, LLP, as counsel to Company, and Latham & Watkins, as counsel to Company and Operating Partnership, to rely upon representations and warranties set forth above as if such representations and warranties were made by Contributors directly to Ballard Spahr Andrews & Ingersoll, LLP and Latham & Watkins.

                  8. Representations and Warranties of Operating Partnership and Company. Operating Partnership and Company make the following representations and warranties to Contributors and Manager, all of which (except as otherwise designated) are true and correct in all material respects on the Agreement Date and shall be true and correct in all material respects as of the date of the
Closing:

                  (a) Operating Partnership is duly organized and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is material to the transactions contemplated hereby and has been duly authorized by all necessary and appropriate action to enter into this Agreement, to issue, sell and deliver the Preference Units and to consummate the transactions contemplated herein, and the individuals executing this Agreement on behalf of Operating Partnership have been duly authorized by all necessary and appropriate action on behalf of Operating Partnership. This Agreement is a valid and binding obligation of Operating Partnership, enforceable against
Operating Partnership in accordance with its terms, except insofar enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy.

                  (b) Company is duly organized and validly existing under the laws of the state of its organization and is duly registered and qualified to do business in each jurisdiction where such registration or qualification is material to the transactions contemplated herein and has been duly authorized by all necessary and appropriate action to enter into this Agreement, to issue and deliver, upon exchange of the Preference Units in accordance with the Agreement of Limited Partnership, the Preferred Shares and to consummate the transactions contemplated herein, and the individuals executing this Agreement on behalf of Company have been duly authorized by all necessary and appropriate action on behalf of Company. This Agreement is a valid and binding obligation of Company, enforceable against Company in accordance with its terms, except insofar as enforceability may be affected by bankruptcy, insolvency or similar laws affecting creditor's rights generally and the availability of any particular equitable remedy. Notwithstanding anything to the contrary in this Agreement, Company shall not be obligated to issue Preferred Shares in violation of the provisions on stock ownership limitations set forth in the Charter or the Agreement of Limited Partnership.

                  (c) Neither the execution nor the delivery of this Agreement nor the consummation of the transactions contemplated hereby nor fulfillment of or compliance with the terms and conditions hereof (a) conflict with or will result in a breach of any of the terms, conditions or provisions of (i) the Governing Documents of Company or Operating Partnership or any of its general partners or (ii) any agreement, order, judgement, decree, arbitration award, statute, regulation or instrument to which Company or Operating Partnership is a party or by which it or its assets are bound, or (b) constitutes or will constitute a breach, violation or default under any of the foregoing. No consent or approval, authorization, order, registration or qualification of any governmental entity or any other person is required for the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby by Operating Partnership or Company, except for filings under state securities or "blue sky" laws.

                  (d) Immediately following the issuance of the Preference Units pursuant to this Agreement, less than 8% of the value of the Operating Partnership's assets will consist of "stock and securities" within the meaning of Section 351(e)(1) of the Code and Operating Partnership has no plan to increase the amount of its assets constituting "stock and securities" to a percentage equal to or greater than 10% (except for cash equivalents and assets arising from the temporary investment of stock or debt issuance proceeds).

                  (e) Operating Partnership has not been and is not presently a PTP.

                  (f) Neither the Company nor any Subsidiary of Company has any present plan or intention, and neither the Company nor any Subsidiary of Company has any actual knowledge of any present plan or intention of any partner in Operating Partnership, to take any action or actions that would or likely would result in Operating Partnership becoming a PTP in the foreseeable future. Neither Company nor any Subsidiary of Company has actual knowledge of facts that reasonably would cause it to expect that Operating Partnership would or likely would become a PTP in the foreseeable future. For purposes of the representations set forth in this Paragraph 8(f), it is understood that neither the Company nor any Subsidiary of Company shall have any duty of inquiry.

                  (g) The Company has properly elected to be taxed as a real estate investment trust ("REIT") under and in accordance with Sections 856 to 860 of the Code, currently qualifies for taxation as a REIT and has no plan or intention or knowledge of facts that likely would cause it to fail to qualify for taxation as a REIT in the foreseeable future.

                  (h) The Preference Units have been duly authorized and upon contribution of the Contribution Amount to the Operating Partnership will be validly issued, fully paid and, to the extent permitted by the Revised Uniform Limited Partnership Act of the State of Delaware, non-assessable.

                  (i) The Preferred Shares issuable upon exchange of the Preference Units in accordance with the Agreement of Limited Partnership have been duly and validly reserved for issuance, and upon issuance in accordance with this Agreement, the Agreement of Limited Partnership and the Charter, shall be duly and validly issued, fully paid and non-assessable.

                  (j) Neither the issuance, sale or delivery of the Preference Units nor, upon exchange, the issuance and delivery of the Preferred Shares, is subject to any preemptive right of any Partner of Operating Partnership arising under law or the Agreement of Limited Partnership or any stockholder of Company arising under applicable law or the Charter or Bylaws of Company, or to any contractual right of first refusal or other right in favor of any person. With the exception of the Charter, the Agreement of Limited Partnership, existing registration rights agreements, the Credit Agreement, dated as of March 29, 1999, among the Operating Partnership, as Borrower, the Company, as General Partner and Guarantor, and the Lenders named therein, as amended or modified from time to time, the Restated Note Agreement, dated as of July 1, 1996, with respect to the Operating Partnership's Series A-1, Series A-2 and Series A-3 7.9% Guaranteed Senior Promissory Notes due June 15, 2006 and Series B 8% Guaranteed Senior Promissory Notes due December 12, 2006, and the Note Purchase Agreement, dated as of December 15, 1994, and amended as of August 31, 1995, with respect to the Operating Partnership's Series A 8.68% Guaranteed Senior Promissory Notes due December 15, 2004 and Series B 8.73% Guaranteed Senior Promissory Notes due June 15, 2005, there are no agreements or understandings in effect restricting the voting rights, the distribution rights or any other rights or privileges of the holders of the Preference Units, or upon exchange, the Preferred Shares.

                  (k) There is no action, suit, proceeding or investigation pending or, to Operating Partnership's and Company's knowledge, currently threatened against Operating Partnership or Company that questions the validity of this Agreement or the right of Operating Partnership or Company to enter into this Agreement, to consummate the transactions contemplated herein, or that would reasonably be expected to, either individually or in the aggregate, have a material adverse affect on the business, capitalization, operations, properties or condition (financially or otherwise) of Operating Partnership or Company, or result in any change in the current equity ownership of Operating Partnership or Company, nor is Company or Operating Partnership aware that there is any basis for the foregoing.

                  (l) Neither Operating Partnership nor Company is in conflict with, or in default or violation of (i) any law, rule, regulation, order, judgment or decree applicable to it or by which any of its properties or assets is bound or affected, or (ii) any note, bond, mortgage, indenture or obligation to which it is a party or by which Operating Partnership or Company or any property or asset of Company or Operating Partnership is bound or affected, except for any such conflicts, defaults or violations that would not reasonably be expected to, individually or in the aggregate, have a material adverse effect on the business, operations, properties or condition (financially or otherwise) of Operating Partnership or Company.

                  Operating Partnership and Company hereby consent to any pledge and release of such pledge of the Preference Units and to any pledge and release of such pledge of any Preferred Shares into which such Preference Units are exchanged, to secure the obligations of Contributors, so long as the pledge and exercise of remedies thereunder shall be subject in all respects to the provisions of the Agreement of Limited Partnership.

                  Operating Partnership and Company hereby expressly permit Shearman & Sterling, as counsel to Contributors and Manager, to rely upon the representations and warranties set forth in this Paragraph 8 as if such representations and warranties were made by Operating Partnership and Company directly to Shearman & Sterling.


                  9. Survival of Representations and Warranties. The representations and warranties set forth in Paragraphs 7 and 8 shall survive the Closing.

                  10. Brokers. Each party represents and warrants to the other that it has dealt with no broker, finder or other person (collectively, "Broker") with respect to this Agreement or the transactions contemplated hereby and that no Broker is entitled to a commission as a result of this transaction, except for Merrill Lynch & Co. Operating Partnership is responsible for the commission to Merrill Lynch & Co. pursuant to a separate agreement. Each of (a) Operating Partnership and Company, severally and not jointly, on the one hand, and (b) Contributors on the other hand, agree to indemnify and hold harmless the other party against any loss, liability, damage, expense or claim incurred by reason of any brokerage commission or finder's fee alleged to be payable because of any act, omission or statement of the indemnifying party. Such indemnity obligation shall be deemed to include the payment of reasonable attorney's fees and court costs incurred in defending any such claim. The provisions of this Paragraph 10 shall survive the Closing.

                  11. Complete Agreement. This Agreement represents the entire agreement between Contributors, Operating Partnership and Company covering everything agreed upon or understood in this transaction and all other prior agreements, written or oral, including any prior subscription agreements or letters, are merged into this Agreement. There are no oral promises, conditions, representations, understandings, interpretations or terms of any kind as conditions or inducements to the execution hereof in effect between the parties. No change or addition shall be made to this Agreement except by a written agreement executed by Contributors, Operating Partnership and Company.

                  12. Authorized Signatories. The persons executing this Agreement for and on behalf of Contributors, Operating Partnership and Company each represent that they have the requisite authority to bind the entities on whose behalf they are signing.

                  13. Partial Invalidity. If any term, covenant or condition of this Agreement is held to be invalid or unenforceable in any respect, such invalidity or unenforceability shall not affect any other provision hereof, and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.

                  14. Miscellaneous. (a) Governing Law. This Agreement shall be interpreted and enforced according to the laws of the State of New York.

                  (b) Headings; Sections. All headings and sections of this Agreement are inserted for convenience only and do not form part of this Agreement or limit, expand or otherwise alter the meaning of any provisions hereof.

                  (c) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which shall constitute one and the same agreement. Facsimile signatures shall be deemed effective execution of this Agreement and may be relied upon as such by the other party. In the event facsimile signatures are delivered, originals of such signatures shall be delivered to the other party within three (3) business days after execution.

                  (d) No Benefit For Third Parties. The provisions of this Agreement are intended to be for the sole benefit of the parties hereto and their respective successors and permitted assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third party.

                  (e) Rights and Obligations. The rights and obligations of Contributors, Operating Partnership and Company shall inure to the benefit of and be binding upon the parties hereto and their respective successors and permitted assigns in accordance with the provisions of Article 11 and Section
17.6 of the Agreement of Limited Partnership.

                  (f) Limitation of Liability. The liability of Contributors hereunder shall be limited to the Contribution Amount.

                  15. Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be deemed to have been duly given if personally delivered, delivered by nationally recognized overnight courier with proof of delivery thereof, sent by United States registered or certified mail (postage prepaid, return receipt requested) addressed as hereinafter provided or via telephonic facsimile transmission with proof of delivery in the form of a telecopier's transmission confirmation report. Notice shall be sent and deemed given when (a) if personally delivered or via nationally recognized overnight courier, then upon receipt by the receiving party, or (b) if mailed, then three (3) days after being postmarked, or (c) if sent via telephonic facsimile transmission, then at the time set forth in the telecopier's transmission confirmation report.

                  Any party listed below may change its address hereunder by notice to the other party listed below. Until further notice, notice and other communications hereunder shall be addressed to the parties listed below as follows:

                  If to Contributors:           Belcrest Realty Corporation and
                                                Belair Real Estate Corporation
                                                c/o Eaton Vance Management
                                                The Eaton Vance Building
                                                255 State Street
                                                Boston, Massachusetts  02109
                                                Attention:  Mr. Alan Dynner
                                                Fax:  (617) 338-8054

                  If to Operating Partnership
                  or Company:                   National Golf Properties, Inc.
                                                2951 28th Street, Suite 3001

                                                Santa Monica, CA  90405
                                                Attention:  Mr. William C. Regan
                                                Fax:  (310) 664-6170


                  16. Press Releases. Contributors, Operating Partnership and Company each agrees that it will not issue any press release, advertisement or other public communication with respect to this Agreement or transaction contemplated therein without the prior consent of the other party hereto, except to the extent such communication is required by applicable law or by the New York Stock Exchange Rules; provided, however, that in such event such party shall use best efforts to deliver a copy of the proposed press release, advertisement or other public communication to the other party prior to the publication thereof and shall grant the other party an opportunity to review the same and shall make reasonable revisions to such communication requested by such other party.

                  IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the day first written above.

                                             CONTRIBUTORS:

                                             BELCREST REALTY CORPORATION

                                             By: /s/ Thomas E. Faust
                                                ------------------------
                                                Name: Thomas E. Faust
                                                Title:Executive Vice President


                                             BELAIR REAL ESTATE CORPORATION

                                             By: /s/ Thomas E. Faust
                                                ------------------------
                                                Name: Thomas E. Faust
                                                Title:Executive Vice President

                                       OPERATING PARTNERSHIP:

                                       NATIONAL GOLF OPERATING PARTNERSHIP, L.P.

                                           By:   NATIONAL GOLF PROPERTIES, INC.,
                                                 its general partner

                                           By:   /s/ James M. Stanich
                                              -------------------------------
                                                 Name: James M. Stanich
                                                 Title:President

                                       COMPANY:

                                       NATIONAL GOLF PROPERTIES, INC.

                                           By:   /s/ James M. Stanich
                                              -------------------------------
                                                 Name: James M. Stanich
                                                 Title:President